Investor Presentation Exhibit 99.1

Safe Harbor

This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions.
These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities
Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933.  We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form
10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange
Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Case for Investment 3 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Experienced Leadership Team

Total revenue $283.4M
Sales up 11% for the year
Adjusted EBITDA was $8.1M
Adjusted EBITDA up 35% from $6.0M in FY-13
Highlights from FY-14
Earnings Call
* Revenue includes $3.6M in sales and $0.1M in EBITDA for additional week

At 9.7% online market penetration, auto parts still lags industry average in the teens.
US Auto Parts is the largest pure-play online retailer of auto parts

AASA estimates

Estimates by US Auto Parts where amounts are not publicly reported & we estimate the total online
DIY market to be larger than the $3.8B that is reported in the 2014 AAIA Fact Book
3
Excludes AutoAnything which is wholly owned by AutoZone
Do It Yourself (DIY) Market Size
Company
2013 Est. Rev²
% of total
Marketplaces (in million)
eBay Motors $2,200 47.6%
Amazon $600 13.0%
Sub Total $2,800 60.6%
Wholesale Online
Tire Rack (online) $440 9.5%
Other Tire Companies $190 4.1%
Sub Total $630 13.6%
Pure Play
US Auto Parts $250 5.4%
Rock Auto $180 3.9%
Summit $170 3.7%
Auto Anything
(AutoZone)
$120 2.6%
JEGS $70 1.5%
CarID $60 1.3%
All Other Pure Play $90 1.9%
Sub Total $940 20.3%
Brick & Mortar Retailers
AutoZone (w/o AA)

$110 2.4%
Advance $80 1.7%
Pep $30 0.6%
O'Reilly $20 0.4%
NAPA $10 0.2%
Sub Total $250 5.4%
Total 4,620 100.0%
Total DIY Market Size for 2013 of 47.2B
1
$42.6B
$4.6B
9.7%
90.3%

10.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
20.2% CAGR
2012
2013
2014
2015
2016
2017
2018

12
10
8
6
4
2
0
8.9
8.9
9.6
9.7
9.8
9.8
9.9
10.0
10.1
10.3
10.6
10.9
11.1
11.3
11.4
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

Booz & Co. estimates by 2018 that Online DIY
could reach 17% of the total DIY market

Online Market is Vibrant and Growing
Aftermarket e-Commerce Overview
DIY Online Penetration Mean Light Vehicle age
Source: R.L. Polk and BB&TCM
Source: Booz & Co.
The average age of a light vehicle on the road
continues to increase each year since 1997
1
2014 is estimated by IHS

DIY Projected Y/Y Revenue Growth
Offline
Online
Total
Revenue Increase
(in Billions)
2.5
2.0
1.5
1.0
0.5
0.0
2013
2014
2015
2016
2017
2018

Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5
Online 4.6 5.5 6.6 8.0 9.5 11.5
Total $47.2 $49.0 $50.9 $52.8 $54.8 $56.9
% Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1%

Do It Yourself (DIY) Projections¹
1
Projections obtained from AAIA 2014 Digital Automotive Aftermarket Fact Book and March 2014 AASA Digital Disruption: e-tailing in the Automotive Aftermarket Report
DIY Projected Revenue (in Billions)

Monthly Visitors (thousands)
10,000
8,000
6,000
4,000
2,000
0
Auto Anything
US AUTO PARTS
AUTOZONE.COM
CARID.COM
ADVANCEAUTOPARTS.COM
OREILLYAUTO.COM
PARTSGEEK.COM
TIRERACK.COM
ROCKAUTO.COM
PEPBOYS.COM
SUMMITRACING.COM
NAPAONLINE.COM
JEGS.COM

(some overlap of monthly visitors across websites)

Competitive sites’ traffic based on Compete December 2014 reports
US Auto Parts Dominant Reach-
Largest Pure Play Internet Retailer
Over 500 man years of hand written unique content
Long domain history to help indexing in search
Multiple website management
Customer Reach is a Competitive Moat

Broad Auto Parts Product Offering
Body Parts Engine Parts
Performance & Accessories
*Represents  USAP online mix
30% 50% 20%
Revenue*
US Auto Parts has one of the largest product offerings with over 1.6 million products across body parts, engine parts, and performance & accessories
Broad Auto Parts Product Offering
Brake Discs Catalytic
Converters
Radiators
Headers Oxygen
Sensors
Alternators
Exhaust Driveshaft Fuel Injection /
Delivery
Lamps Mirrors Bumpers
Hoods Tailgates Doors
Grills Wheels Window
Regulators
Seat Covers Car Covers Floor Mats /
Carpeting
Cold Air
Intakes
Vent Visors Tonneau
Covers
Nerf Bars Bug Shields Car Bras

– Currently over 40,000 Private Label Products.
– Adding 6,000 – 7,000 Private Label SKUs this year
– The Company sources product directly from over 200 factories in Asia

Margin %
In-Stock
Private Label
(Asia Sourced)
Branded
(U.S. Sourced)
30% - 60%
15% - 30% 5% - 20%
Drop Shipped Current Mix
58%
42%
Current Mix
66% 34%
The breadth of our Private Label products provides a significant competitive moat
USAP’s Supply Chain Creates
Pricing Advantage
USAP’s ability to competitively price products while maintaining healthy margins is a function of the Company’s ability to leverage its robust private label supply chain.

Revenue 100% Gross Margins 26% - 29% Variable OPEX Costs 15% Fixed Cost 0% Incremental Flow 11% - 14% 11 Incremental Flow Thru Growth and Profitability

Our business model has significant cost leverage as revenues grow
1. Excludes stock based compensation, depreciation and amortization
2. For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%
Financial Sensitivity
Base 10% 20% 30% 40% 50%
Revenue $275 $303 $330 $358 $385 $413
Gross Margin % 26.0%
–
29.0% 26.0%
–
29.0% 26.0%
–
29.0% 26.0%
–
29.0% 26.0%
–
29.0% 26.0%
–
29.0%
Variable:
Fulfillment 3.3% 3.3% 3.3% 3.3% 3.3% 3.3%
Marketing 9.3% 9.3% 9.3% 9.3% 9.3% 9.3%
Technology 0.6% 0.6% 0.6% 0.6% 0.6% 0.6%
G&A 1.8% 1.8% 1.8% 1.8% 1.8% 1.8%
Total Variable 15.0% 15.0% 15.0% 15.0% 15.0% 15.0%
Fixed:
Fulfillment 2.0% 1.8% 1.7% 1.6% 1.5% 1.4%
Marketing 4.1% 3.7% 3.4% 3.1% 2.9% 2.7%
Technology 1.0% 0.9% 0.8% 0.8% 0.7% 0.7%
G&A 4.0% 3.6% 3.3% 3.1% 2.8% 2.7%
Total Fixed 11.1% 10.1% 9.2% 8.5% 7.9% 7.4%
Adjusted EBITDA % -0.1%
–
2.9% 0.9%
–
3.9% 1.7%
–
4.7% 2.5%
–
5.5% 3.1%
–
6.1% 3.6%
–
6.6%
Adjusted EBITDA $ ($0) – $8 $3 – $12 $6 – $16 $9 – $19 $12 – $23 $15 – $27

US AUTOPARTS

AutoMD
Shifting the Power to You
2004 Toyota Camry LE 4 Cyl 2.4L
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30 Bartlett Street Brooklyn, NY
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Prela Enterprises, Inc.
42-42 Francis Lewis Boulevard Bayside, NY
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Yellowbird Auto Diagnostic Center, Inc.
20-2 29th Street Astoria, NY
ACDelco
$379
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AutoMD – Repair Lead Generation Site
Overview
• Repair lead generation site addresses the
DIFM market
Recent Strategic Investment
• $12.5M pre-money valuation
• Raised $7.0M in capital
• Fed Mogul: $3.0M
• Cox Automotive: $2.0M
• Insiders: $2.0M
• Post-funding valuation of $19.5M
• USAP in control with 64% of the
business
• There are approximately 2,000 shops on
the program currently and growing

Case for Investment 14 Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Experienced Leadership Team

Shane Evangelist - Chief Executive Officer
Chief Executive Officer since October 2007 with over 10 years of leading internet businesses
Senior Vice President and General Manager of Blockbuster Online
Vice President of Strategic Planning for Blockbuster Inc.
B.A. degree in Business Administration from the University of New Mexico and a M.B.A. from Southern Methodist University
Michael Yoshida- Interim Chief Financial Officer
Interim Chief Financial Officer since September 2008
Prior to his appointment as the Company's Principal Accounting Officer and Interim Chief Financial Officer, Mr. Yoshida has served as the
Controller of the Company since 2009.
Vice President Finance and Controller for Hot Topic, Inc.
Senior Director of Finance and Controller for Bristol Farms
Chief Financial Officer, Vice President Finance at Farmers Market
B.S. degree in Accounting from the University of Southern California and an M.B.A. from the California State University, Los Angeles and is a
Certified Public Accountant.
Aaron E. Coleman - Chief Operating Officer
Chief Operating Officer since September 2010, and was Executive Vice
President of Operations and CIO from April 2008 until September 2010 with over 18 years of e-commerce experience
Senior Vice President – Online Systems at Blockbuster Inc.
Multiple positions with internet and technology companies including
American Airlines, Travelweb (Priceline), Baan
B.A. degree in Business Administration from Gonzaga University
Leadership Team
Charles Fischer - Senior Vice President of Global
Procurement
Senior Vice President of Global Sourcing and Procurement since May
2008 with over 30 years of global sourcing experience
Vice President, Supply Chain Management for Keystone Automotive
Industries
Director, Business Development for Modern Engineering
Multiple leadership positions with multiple companies in the automotive aftermarket industry

Over $19M of costs have been reduced over a two year period
Adjusted EBITDA
(Non-GAAP Financial Measure – in thousands)
Fourteen
Weeks Ended
Fiscal Year Ended
January 3 December 28 January 3 December 28
2015 2013 2015 2013
Net loss (2,613) $           (1,325) $           (7,086) $           (15,634) $
Interest expense, net 317 276 1,101 972
Income tax provision 70 (48) 138 43
Amortization of intangible assets 106 82 422 381
Depreciation and amortization expense 2,090 2,439 8,923 12,175
EBITDA (30) 1,424 3,498 (2,063)
Share-based compensation expense 680 198 2,371 1,263
Impairment loss on property and equipment - - - 4,832
Impairment loss on intangible assets - - - 1,245
Inventory write-down related to Carson closure 419 - 897 -
Restructuring costs 102 - 1,137 723
Adjusted EBITDA 1,171 $            1,622 $            7,903 $            6,000 $
Thirteen
Weeks Ended

Consolidated Statements of Comprehensive
Operations
(Unaudited, in Thousands, Except Per Share Data)
(1)
Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.
Fourteen
Weeks Ended
Fiscal Year Ended
January 3 December 28 January 3 December 28
2015 2013 2015 2013
Net sales 70,568 $          59,735 $          283,508 $        254,753 $
Cost of sales
(1)
51,653 42,260 205,058 180,620
Gross profit 18,915 17,475 78,450 74,133
Operating expenses:
Marketing 10,652 9,284 42,008 41,045
General and administrative 4,169 3,941 16,701 17,567
Fulfillment 5,017 4,112 20,368 18,702
Technology 1,223 1,093 4,863 5,128
Amortization of intangible assets 106 82 422 381
Impairment loss on property and equipment - - - 4,832
Impairment loss on intangible assets - - - 1,245
Total operating expenses 21,167 18,512 84,362 88,900
Loss from operations (2,252) (1,037) (5,912) (14,767)
Other income (expense):
Other income, net 26 (66) 65 148
Interest expense (317) (270) (1,101) (972)
Total other expense, net (291) (336) (1,036) (824)
Loss before income taxes (2,543) (1,373) (6,948) (15,591)
Income tax (benefit) provision 70 (48) 138 43
Net loss including noncontrolling interests (2,613) (1,325) (7,086) (15,634)
Net Loss attributable to non-controlling interests (207) - (207)
Net loss attributable to U.S. Auto Parts (2,406) (1,325) (6,879) (15,634)
Other comprehensive income attributable to U.S. Auto Parts, net of tax:
Foreign currency translation adjustments - 24 19 55
Actuarial loss on defined benefit plan (106) - (106) -
Unrealized gains on investments - 3 - 7
Total other comprehensive income attributable to U.S. Auto Parts (106) 27 (87) 62
Comprehensive loss attributable to U.S. Auto Parts (2,512) $           (1,298) $           (6,966) $           (15,572) $
Basic and diluted net loss per share (0.07) $              (0.04) $              (0.21) $              (0.48) $
Shares used in computation of basic and  diluted net loss per share 33,573 33,308 33,489 32,697
Thirteen
Weeks Ended

Consolidated Balance Sheet
(Unaudited, in Thousands, Except Par and Per Share Liquidation value)
January 3 December 28
ASSETS
2015 2013
Current assets:
    Cash and cash equivalents 7,653 $                 818 $
    Short-term investments 62                         47
    Accounts receivable, net of allowances of $41 and $213
        at January 3, 2015 and December 28, 2013, respectively 3,804                    5,029
    Inventory 48,362                  36,986
    Other current assets 2,669                    3,234
       Total current assets 62,550                  46,114
Property and equipment, net 16,966                  19,663
Intangible assets, net 1,707                    1,601
Other non-current assets 1,684                    1,804
       Total assets 82,907 $               69,182 $
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable 25,362 $               19,669 $
    Accrued expenses 7,747                    5,959
    Revolving loan payable 11,022                  6,774
    Current portion of capital leases payable 269                       269
    Other current liabilities 3,505                    3,682
       Total current liabilities 47,905                  36,353
Capital leases payable, net of current portion 9,270                    9,502
Deferred income taxes 1,618                    335
Other non-current liabilities 1,891                    2,126
       Total liabilities 60,684                  48,316
Commitments and contingencies
Stockholders' equity:
    Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017;  4,150 shares authorized; 4,150
       shares issued and outstanding at 1/3/15 and 12/28/13, respectively 4                           4
    Common stock, $0.001 par value; 100,000 shares authorized; 33, 624 shares &
       33,352 shares issued and outstanding at 1/3/15 & 12/28/13, 2013, respectively 33                         33
    Additional paid-in capital 174,369                168,693
    Common stock dividend distributable on Series A convertible preferred stock -                       60
    Accumulated other comprehensive income 360                       446
    Accumulated deficit (155,489)             (148,370)
       Total stockholders' equity 19,277                  20,866
    Noncontrolling interest 2,946                    -
       Total stockholders' equity 22,223                  20,866
       Total liabilities and equity 82,907 $               69,182 $

$153.4
$176.3
$262.3
$327.1
$304.0
$254.8
$283.4
2008
2009
2011
2011
2012
2013
2014

$5.2
$13.5
$19.5
$16.3
$9.4
$6.0
$8.1
2008
2009
2011
2011
2012
2013
2014

Sales & Adjusted EBITDA
1

Consolidated Sales²
($ In Millions)
Consolidated Adjusted EBITDA³
($ In Millions)
1. Excludes AMD starting in Q4-14 which is funded through capital raised
2. JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011. Amounts not separately disclosed after 2011.
3. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization.
Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M , $1.3M and $2.4M in 2008, 2009, 2010, 2011, 2012, 2013, and 2014, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M, $6.8M, and $2.4 in 2008, 2009, 2010, 2011, 2012, 2013 and 2014, respectively.
Adj. EBITDA Margin
3%
5%
8%
7% 3%
2%
3%